Supplement Dated January 29, 2013 to the Prospectus

Effective immediately, the below changes are made to your prospectus:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

The Hartford Funds Management Company, LLC (“HFMC”) will replace HL Investment Advisors, LLC (“HL Advisors”) as the Funds’ Investment Advisor. Under the “The Funds” section of the prospectus, HL Advisors is deleted from the table and replaced with HFMC for the following funds:

Hartford Capital Appreciation HLS Fund	Hartford Index HLS Fund
Hartford Disciplined Equity HLS Fund	Hartford International Opportunities Fund
Hartford Dividend and Growth HLS Fund	Hartford Money Market HLS Fund
Hartford Global Research HLS Fund	Hartford Small Company HLS Fund
Hartford Global Growth HLS Fund	Hartford Total Return Bond HLS Fund
Hartford Growth HLS Fund	Hartford U.S. Government Securities Fund
Hartford Growth Opportunities HLS Fund	Hartford Value HLS Fund
Hartford High Yield HLS Fund

Franklin Templeton Income Securities Fund

Templeton Investment Counsel, LLC (Investment Counsel) is added as a Sub-Advisor to the Franklin Templeton Income Securities Fund. Under the “The Funds” section of the prospectus, the information for the Franklin Templeton Income Securities Fund is deleted and replaced with:

Funding Option	Investment Objective Summary	Investment Advisor/Sub- Advisor
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Income Securities Fund – Class I	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal.	Franklin Advisers, Inc. Sub-advised by Templeton Investment Counsel, LLC

This supplement should be retained with the Prospectus for future reference.

HV-7602-13